UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 2, 2011 (October 24, 2011)

KALLO INC.
formerly, Diamond Technologies Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2011, we entered into a Strategic Alliance Agreement (the “Agreement”)with Petro data Management Services Limited (“PDMS”) and Gateway Global Fabrication Ltd. (“Gateway”) wherein we retained PDMS and Gateway (collectively “Agents”) as our agents to market our Mobile Medical Clinics in Nigeria.  The term of the Agreement is open-ended and may be only terminated for cause.  The Agreement contains a schedule describing the sales price of each product, the amount of proceeds to be received by us, and the amount of funds to be received by the Agent.

ITEM 9.01                      EXHIBITS.

Exhibit No.	Document Description

10.1	Strategic Alliance Agreement with Petro data Management Services Limited and Gateway Global Fabrication Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of November, 2011.

KALLO INC.

BY:	JOHN CECIL
John Cecil, Chief Executive Officer